Income taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure
Income Taxes

Note 39 – Income taxes

The components of income tax expense (benefit) for the years ended December 31, are summarized in the following table.

(In thousands)	2017	2016	2015
Current income tax expense:
Puerto Rico	$17,356	$11,031	$16,675
Federal and States	6,046	7,059	7,281
Subtotal	23,402	18,090	23,956
Deferred income tax expense (benefit):
Puerto Rico	31,132	36,423	63,808
Federal and States	7,938	24,271	(582,936)
Adjustment for enacted changes in income tax laws	168,358	-	-
Subtotal	207,428	60,694	(519,128)
Total income tax expense (benefit)	$230,830	$78,784	$(495,172)

The reasons for the difference between the income tax expense (benefit) applicable to income before provision for income taxes and the amount computed by applying the statutory tax rate in Puerto Rico were as follows:

	2017		2016		2015
(In thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$132,020	39%	$114,792	39%	$155,542	39%
Benefit of net tax exempt interest income	(76,815)	(23)	(63,053)	(22)	(60,049)	(15)
Effect of income subject to preferential tax rate	(13,104)	(4)	11,155	4	(10,010)	(3)
Deferred tax asset valuation allowance	20,882	6	16,585	6	(586,159)	(147)
Difference in tax rates due to multiple jurisdictions	(2,217)	(1)	(4,092)	(1)	(3,008)	(1)
Adjustment in net deferred tax due to change in tax law	168,358	50	-	-	-	-
Unrecognized tax benefits	(1,185)	-	(4,442)	(2)	-	-
State and local taxes	4,123	1	9,081	3	4,543	1
Others	(1,232)	-	(1,242)	-	3,969	1
Income tax expense (benefit)	$230,830	68%	$78,784	27%	$(495,172)	(125)%

The results for the year ended December 31, 2015, reflect a tax benefit of $589 million as a result of the partial reversal of the valuation allowance on the Corporation’s deferred tax asset from the U.S. operation as further explained below.

During the third quarter of 2017, a reversal of $1.2 million in the reserve for uncertain tax positions, including interest was recognized due to the expiration of the statute of limitation in the P.R. operations compared to $4.4 million in the same quarter of 2016.

On December 22, 2017, the President of the United States signed into law the “Tax Cuts and Job Acts” (the “Act”), which resulted in a reduction in the U.S. operations net deferred tax asset with a corresponding charge to income tax expense of $168.4 million primarily for a reduction in the marginal corporate income tax rate. Among the most significant provisions of the 2017 Federal Tax Reform was the reduction of the U.S. federal income tax rate from a maximum rate of 35% to a single tax rate of 21%. The Act contains other provisions, effective on January 1, 2018, which may impact the Corporation’s tax calculations and related income tax expense in future years. At December 31, 2017, the Corporation had a deferred tax asset amounting to $1.0 billion, net of a valuation allowance of $448 million. The DTA related to the U.S. operations was $348 million, net of a valuation allowance of $381 million.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Significant components of the Corporation’s deferred tax assets and liabilities at December 31 were as follows:

	December 31, 2017
(In thousands)	PR	US	Total
Deferred tax assets:
Tax credits available for carryforward	$16,069	$7,979	$24,048
Net operating loss and other carryforward available	115,512	708,158	823,670
Postretirement and pension benefits	85,488	-	85,488
Deferred loan origination fees	3,669	958	4,627
Allowance for loan losses	603,462	20,708	624,170
Deferred gains	-	2,670	2,670
Accelerated depreciation	1,300	7,083	8,383
Intercompany deferred (loss) gains	224	-	224
Difference in outside basis from pass-through entities
	30,424	-	30,424
Other temporary differences	25,084	6,901	31,985
Total gross deferred tax assets	881,232	754,457	1,635,689
Deferred tax liabilities:
FDIC-assisted transaction	60,402	-	60,402
Indefinite-lived intangibles	31,973	33,009	64,982
Unrealized net gain on trading and available-for-sale securities	26,364	(7,961)	18,403
Other temporary differences	9,876	386	10,262
Total gross deferred tax liabilities	128,615	25,434	154,049
Valuation allowance	67,263	380,561	447,824
Net deferred tax asset	$685,354	$348,462	$1,033,816

	December 31, 2016
(In thousands)	PR	US	Total
Deferred tax assets:
Tax credits available for carryforward	$16,552	$1,958	$18,510
Net operating loss and other carryforward available	112,929	1,125,293	1,238,222
Postretirement and pension benefits	94,741	-	94,741
Deferred loan origination fees	4,335	2,287	6,622
Allowance for loan losses	628,127	20,980	649,107
Deferred gains	-	4,884	4,884
Accelerated depreciation	605	9,223	9,828
Intercompany deferred (loss) gains	2,496	-	2,496
Difference between the assigned values and the tax basis of assets and
liabilities recognized in purchase business combinations	13,160	-	13,160
Other temporary differences	16,417	14,710	31,127
Total gross deferred tax assets	889,362	1,179,335	2,068,697
Deferred tax liabilities:
FDIC-assisted transaction	58,363	-	58,363
Indefinite-lived intangibles	28,412	45,562	73,974
Unrealized net gain on trading and available-for-sale securities	30,334	(8,999)	21,335
Other temporary differences	7,892	585	8,477
Total gross deferred tax liabilities	125,001	37,148	162,149
Valuation allowance	46,951	617,336	664,287
Net deferred tax asset	$717,410	$524,851	$1,242,261

The net deferred tax asset shown in the table above at December 31, 2017 is reflected in the consolidated statements of financial condition as $1.0 billion in net deferred tax assets (in the “other assets” caption) (2016 - $1.2 billion in deferred tax asset in the “other assets” caption) and $1.3 million in deferred tax liabilities (in the “other liabilities” caption) (2016 - $1.4 million in deferred tax liabilities in the “other liabilities” caption), reflecting the aggregate deferred tax assets or liabilities of individual tax-paying subsidiaries of the Corporation.

Included as part of the other carryforwards available are $44.2 million related to contributions to BPPR’s qualified pension plan and $17.4 million of other net operating loss carryforwards (“NOLs”) primarily related to the loss on sale of non-performing assets that have no expiration date since they were realized through a single member limited liability company with partnership election. Additionally, the deferred tax asset related to the NOLs outstanding at December 31, 2017 expires as follows:

(In thousands)
2018	$446
2019	648
2021	46
2022	1,166
2023	901
2024	10,736
2025	14,057
2026	11,608
2027	48,044
2028	291,773
2029	101,969
2030	105,219
2031	86,474
2032	16,053
2033	464
2034	66,268
2037	6,165
$762,037

A deferred tax asset should be reduced by a valuation allowance if based on the weight of all available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or the entire deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. The determination of whether a deferred tax asset is realizable is based on weighting all available evidence, including both positive and negative evidence. The realization of deferred tax assets, including carryforwards and deductible temporary differences, depends upon the existence of sufficient taxable income of the same character during the carryback or carryforward period. The analysis considers all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in prior carryback years and tax-planning strategies.

At December 31, 2017 the net deferred tax asset of the U.S. operations amounted to $729 million with a valuation allowance of approximately $381 million, for a net deferred tax asset after valuation allowance of approximately $348 million. During the year ended December 31, 2015, after weighting all positive and negative evidence, the Corporation concluded that it is more likely than not that a portion of the total deferred tax asset from the U.S. operations, comprised mainly of net operating losses, will be realized. The Corporation based this determination on its estimated earnings for the remaining carryforward period of eighteen years beginning with the 2016 fiscal year, available to utilize the deferred tax asset, to reduce its income tax obligations. The historical level of book income adjusted by permanent differences, together with the estimated earnings after the reorganization of the U.S. operations and additional estimated earnings from the Doral Bank Transaction were objective positive evidence considered by the Corporation. As of December 31, 2015, the U.S. operations were not in a three year loss cumulative position, taking into account taxable income exclusive of reversing temporary differences. All of these factors led management to conclude that it is more likely than not that a portion of the deferred tax asset from its U.S. operations will be realized. Accordingly, the Corporation recorded a partial reversal of the valuation allowance on the deferred tax asset from the U.S. operations amounting to approximately $589 million, during the year ended December 31, 2015. As of December 31, 2017, management estimated that the U.S. operations would earn enough pre-tax Income during the carryover period to realize the total amount of net deferred tax asset after valuation allowance. After weighting all available positive and negative evidence, management concluded that it is more likely than not that a portion of the deferred tax asset from the U.S. operation, amounting to approximately $348 million, will be realized. Management will continue to evaluate the realization of the deferred tax asset each quarter and adjust as any changes arise.

At December 31, 2017, the Corporation’s net deferred tax assets related to its Puerto Rico operations amounted to $685 million.

The Corporation’s Puerto Rico Banking operation is not in a cumulative loss position and has sustained profitability for the three year period ended December 31, 2017. This is considered a strong piece of objectively verifiable positive evidence that out weights any negative evidence considered by management in the evaluation of the realization of the deferred tax asset. Based on this evidence and management’s estimate of future taxable income, the Corporation has concluded that it is more likely than not that such net deferred tax asset of the Puerto Rico Banking operations will be realized.

The Holding Company operation is in a cumulative loss position, taking into account taxable income exclusive of reversing temporary differences, for the three years period ending December 31, 2017. Management expect these losses will be a trend in future years. This objectively verifiable negative evidence is considered by management a strong negative evidence that will suggest that income in future years will be insufficient to support the realization of all deferred tax asset. After weighting of all positive and negative evidence management concluded, as of the reporting date, that it is more likely than not that the Holding Company will not be able to realize any portion of the deferred tax assets, considering the criteria of ASC Topic 740. Accordingly, the Corporation has maintained a full valuation allowance on the deferred tax asset of $67 million as of December 2017.

Under the Puerto Rico Internal Revenue Code, the Corporation and its subsidiaries are treated as separate taxable entities and are not entitled to file consolidated tax returns. However, certain subsidiaries that are organized as limited liability companies with a partnership election are treated as pass-through entities for Puerto Rico tax purposes. The Code provides a dividends-received deduction of 100% on dividends received from “controlled” subsidiaries subject to taxation in Puerto Rico and 85% on dividends received from other taxable domestic corporations.

The Corporation’s subsidiaries in the United States file a consolidated federal income tax return. The intercompany settlement of taxes paid is based on tax sharing agreements which generally allocate taxes to each entity based on a separate return basis.

The following table presents a reconciliation of unrecognized tax benefits.

(In millions)
Balance at January 1, 2016	$9.0
Additions for tax positions related to 2016	1.1
Additions for tax positions taken in prior years	0.3
Reduction as a result of lapse of statute of limitations	(3.0)
Balance at December 31, 2016	$7.4
Additions for tax positions related to 2017	1.1
Reduction as a result of lapse of statute of limitations	(0.9)
Reduction as a result of settlements	(0.3)
Balance at December 31, 2017	$7.3

At December 31, 2017, the total amount of interest recognized in the statement of financial condition approximated $2.7 million (2016 - $2.9 million). The total interest expense recognized during 2017 was $598 thousand net of the reduction of $505 thousand due to settlement and $353 thousand due to the expiration of the statute of limitations (2016 - $1.2 million). Management determined that, as of December 31, 2017 and 2016, there was no need to accrue for the payment of penalties. The Corporation’s policy is to report interest related to unrecognized tax benefits in income tax expense, while the penalties, if any, are reported in other operating expenses in the consolidated statements of operations.

After consideration of the effect on U.S. federal tax of unrecognized U.S. state tax benefits, the total amount of unrecognized tax benefits, including U.S. and Puerto Rico that, if recognized, would affect the Corporation’s effective tax rate, was approximately $9.0 million at December 31, 2017 (2016 - $9.0 million).

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons including adding amounts for current tax year positions, expiration of open income tax returns due to the statute of limitations, changes in management’s judgment about the level of uncertainty, status of examinations, litigation and legislative activity, and the addition or elimination of uncertain tax positions.

The Corporation and its subsidiaries file income tax returns in Puerto Rico, the U.S. federal jurisdiction, various U.S. states and political subdivisions, and foreign jurisdictions. As of December 31, 2017, the following years remain subject to examination in the U.S. Federal jurisdiction – 2014 and thereafter and in the Puerto Rico jurisdiction – 2013 and thereafter. The Corporation anticipates a reduction in the total amount of unrecognized tax benefits within the next 12 months, which could amount to approximately $4.6 million.